Income tax expense (Tables)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Schedule of income tax expenses

	2025	2024
	€	€
Operating loss before taxation	(823,977)	(1,320,353)
Expected tax credit based on a corporation tax rate of 12.50%	102,997	165,044
Tax benefits not recognized	(102,997)	(165,044)
Tax expense, Net deferred tax asset for the year	–	–